NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Moderately Conservative Fund

Supplement dated September 27, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund among the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisors, the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 30, 2013, the Summary Prospectus is amended as follows:

1.           The second paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital.  Through investments in the Underlying Funds, the Fund invests a majority of its assets in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth.  As of the date of this Prospectus, the Fund allocates approximately 59% of its net assets in bonds, approximately 26% in U.S. stocks and approximately 11% in international stocks.  The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth.  The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

2.           The following paragraph is added under “Principal Risks” on page 2 of the Summary Prospectus:

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies.  Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources.  Therefore, they generally involve greater risk.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE